                                                                    EXHIBIT 99.1

                              LETTER OF TRANSMITTAL

                         BFD PREFERRED CAPITAL TRUST II


     Offer to exchange its 10.875% capital securities, series B (liquidation amount $1,000 per capital security), which have been registered under the Securities Act of 1933 for any and all of its outstanding 10.875% capital securities, series A (liquidation amount $1,000 per capital security).

                           PURSUANT TO THE PROSPECTUS
                         DATED __________________, 2001

     THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., EASTERN TIME, ON ________________, 2001, UNLESS THE OFFER IS EXTENDED.

                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                            WILMINGTON TRUST COMPANY,
              AS PROPERTY TRUSTEE OF BFD PREFERRED CAPITAL TRUST II




          By Registered or Certified Mail:                               By Hand or Overnight Delivery:

              Wilmington Trust Company,                                     Wilmington Trust Company,
                  as Exchange Agent                                             as Exchange Agent
                 Rodney Square North                                           Rodney Square North
              1100 North Market Street                                      1100 North Market Street
              Wilmington, DE 19890-0001                                     Wilmington, DE 19890-0001

     Attention: Corporate Trust Administration-                    Attention: Corporate Trust Administration-
    BFD Preferred Capital Trust II Exchange Offer                 BFD Preferred Capital Trust II Exchange Offer


                              CONFIRM BY TELEPHONE
                            OR FOR INFORMATION CALL:
                                 (302) 681-1000

                            FACSIMILE TRANSMISSIONS:
                          (ELIGIBLE INSTITUTIONS ONLY)
                                 (302) 651-8882

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This letter of transmittal is to be completed by holders of 10.875% capital securities, series A, of BFD Preferred Capital Trust II, referred to as the original capital securities, either if (i) original capital securities are to be forwarded herewith or (ii) tenders of original capital securities are to be made by book-entry transfer to an account maintained by the exchange agent, Wilmington Trust Company, at The Depository Trust Company (DTC) pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering Original Capital Securities" in the prospectus.

     Holders of original capital securities whose certificates (the "certificates") for such original capital securities are not immediately available or who cannot deliver their certificates and all other required documents to the exchange agent on or prior to the expiration date or who cannot complete the procedures for book-entry transfer on or prior to the expiration date, must tender their original capital securities according to the guaranteed delivery procedures set forth in "The Exchange Offer--Procedures for Tendering Original Capital Securities" in the prospectus.

     DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

ALL TENDERING HOLDERS COMPLETE THIS BOX:

------------------------------------------------------------------------------------------------------
DESCRIPTION OF ORIGINAL CAPITAL SECURITIES TENDERED (SEE INSTRUCTION 4)
------------------------------------------------------------------------------------------------------
 IF BLANK, PLEASE PRINT NAME AND                  ORIGINAL CAPITAL SECURITIES TENDERED
  ADDRESS OF REGISTERED HOLDER                    (ATTACH ADDITIONAL LIST IF NECESSARY)
------------------------------------------------------------------------------------------------------
                                                                                 LIQUIDATION AMOUNT OF
                                                             AGGREGATE              ORIGINAL CAPITAL
                                                        LIQUIDATION AMOUNT       SECURITIES TENDERED**
                                        CERTIFICATE     OF ORIGINAL CAPITAL      (IF LESS THAN ALL ARE
                                         NUMBER(S)*       SECURITIES HELD              TENDERED)
                                   --------------------------------------------------------------------

                                   --------------------------------------------------------------------

                                   --------------------------------------------------------------------

                                   --------------------------------------------------------------------

                                   --------------------------------------------------------------------
                                   TOTAL
                                   AMOUNT
                                   TENDERED:
-------------------------------------------------------------------------------------------------------
*   Need not be completed by book-entry holders.

**  Original capital securities may be tendered in whole or in part by denominations of $100,000 and integral multiples of $1,000 in excess thereof, provided that if any original capital securities are tendered for exchange in part, the untendered principal amount thereof must be $100,000 or any integral multiple of $1,000 in excess thereof. All original capital securities held shall be deemed tendered unless a lesser number is specified in this column.
-------------------------------------------------------------------------------------------------------

            (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

[ ] CHECK HERE IF TENDERED ORIGINAL CAPITAL SECURITIES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:_________________________________________________

DTC Account Number: ___________________________________________________________

Transaction Code Number:_______________________________________________________

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED ORIGINAL CAPITAL SECURITIES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT, AND COMPLETE THE FOLLOWING:

     Name of Registered Holder(s): _____________________________________________

     Window Ticket Number (if any): ____________________________________________

     Date of Execution of Notice of Guaranteed Delivery: _______________________

     Name of Institution which Guaranteed Delivery

         Name of Tendering: ___________________________________________________

         Institution: _________________________________________________________

         DTC Account Number: __________________________________________________

         Transaction Code Number: _____________________________________________


[ ] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NONEXCHANGED OR NONTENDERED ORIGINAL CAPITAL SECURITIES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE ORIGINAL CAPITAL SECURITIES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name: _____________________________________________________________________

     Address:___________________________________________________________________

     Area Code and Telephone Number: ___________________________________________

     Contact Person: ___________________________________________________________

LADIES AND GENTLEMEN:

     The undersigned hereby tenders to BFD Preferred Capital Trust II, a trust created under the laws of Delaware, (the "Trust"), and BostonFed Bancorp, Inc., a Delaware corporation, the above-described aggregate liquidation amount of the Trust's 10.875% capital securities, series A, referred to as the original capital securities, in exchange for a like aggregate liquidation amount of the Trust's 10.875% capital securities, series B, referred to as the exchange capital securities, which have been registered under the Securities Act of 1933, upon the terms and subject to the conditions set forth in the prospectus, dated _____________, 2001 (as the same may be amended or supplemented from time to time), receipt of which is acknowledged, and in this letter of transmittal (which, together with the prospectus, constitute the "exchange offer").

     Subject to and effective upon the acceptance for exchange of all or any portion of the original capital securities tendered herewith in accordance with the terms and conditions of the exchange offer (including, if the exchange offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of the Trust all right, title and interest in and to such original capital securities as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the exchange agent as its agent and attorney-in-fact (with full knowledge that the exchange agent also is acting as agent of BostonFed Bancorp and the Trust in connection with the exchange offer) with respect to the tendered original capital securities, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the prospectus, to (i) deliver certificates for original capital securities to BostonFed Bancorp or the Trust together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Trust, upon receipt by the exchange agent, as the undersigned's agent, of the exchange capital securities to be issued in exchange for such original capital securities, (ii) present certificates for such original capital securities for transfer, and to transfer the original capital securities on the books of the Trust, and (iii) receive for the account of the Trust all benefits and otherwise exercise all rights of beneficial ownership of such original capital securities, all in accordance with the terms and conditions of the exchange offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the original capital securities tendered hereby and that, when the same are accepted for exchange, the Trust will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the original capital securities tendered hereby are not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by BostonFed Bancorp, the Trust or the exchange agent to be necessary or desirable to complete the exchange assignment and transfer of the original capital securities tendered hereby, and the undersigned will comply with its obligations under the Registration rights agreement. The undersigned has read and agrees to all of the terms of the exchange offer.

     The name(s) and address(es) of the registered holder(s) of the original capital securities tendered hereby should be printed above, if they are not already set forth above, as they appear on the certificates representing such original capital securities. The certificate number(s) of the original capital securities than the undersigned wishes to tender should be indicated in the appropriate boxes above.

     If any tendered original capital securities are not exchanged pursuant to the exchange offer for any reason, or if certificates are submitted for more original capital securities than are tendered or accepted for exchange, certificates for such nonexchanged or nontendered original capital securities will be returned (or, in the case of original capital securities tendered by book-entry transfer, such original capital securities will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the exchange offer.

     The undersigned understands that tenders of original capital securities pursuant to any one of the procedures described in "The Exchange Offer--Procedures for Tendering Original Capital Securities" in the prospectus and in the instructions herein will, upon BostonFed Bancorp's and the Trust's acceptance for exchange of such tendered original capital securities, constitute a binding agreement between the undersigned, BostonFed Bancorp and the Trust upon the terms and subject to the conditions of the exchange offer. The undersigned recognizes that, under certain circumstances set forth in the prospectus, BostonFed Bancorp and the Trust may not be required to accept for exchange any of the original capital securities tendered hereby.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the exchange capital securities be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of original capital securities, that such exchange capital securities be credited to the account indicated above maintained at DTC. If applicable, substitute certificates representing original capital securities not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of original capital securities, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver exchange capital securities to the undersigned at the address shown below the undersigned's signature.

     By tendering original capital securities and executing this letter of transmittal, the undersigned hereby represents and agrees that (i) the undersigned is not an "affiliate" of BostonFed Bancorp or the Trust within the meaning of Rule 405 under the Securities Act, (ii) any exchange capital securities to be received by the undersigned are being acquired in the ordinary course of its business, (iii) the undersigned has no arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of exchange capital securities to be received in the exchange offer and (iv) if the undersigned is not a broker-dealer, the undersigned is not engaged in, and does not intend to engage in, a distribution (within the meaning of the Securities Act) of such exchange capital securities. By tendering original capital securities pursuant to the exchange offer and executing this letter of transmittal, a holder of original capital securities which is a broker-dealer represents and agrees, consistent with certain interpretive letters issued by the staff of the Division of Corporation Finance of the Securities and Exchange Commission to third parties, that (a) such original capital securities held by the broker-dealer are held only as a nominee or (b) such original capital securities were acquired by such broker-dealer for its own account as a result of market-making activities or other trading activities and it will deliver the prospectus (as amended or supplemented from time to time) meeting the requirements of the Securities Act in connection with any resale of such exchange capital securities (provided that, by so acknowledging and by delivering a prospectus, such broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities
Act).

     BostonFed Bancorp and the Trust have agreed that, subject to the provisions of the registration rights agreement, the prospectus, as it may be amended or supplemented from, time to time, may be used by a Participating Broker-Dealer (as defined below) in connection with resales of exchange capital securities received in exchange for original capital securities, where such original capital securities were acquired by such Participating Broker-Dealer for its own account as a result of market-making activities or other trading activities, for a period ending 90 days after the expiration date (subject to extension under certain limited circumstances described in the prospectus) or, if earlier, when all such exchange capital securities have been, disposed of by such Participating Broker-Dealer. In that regard, each broker-dealer who acquired original capital securities for its own account and as a result of market-making or other trading activities (a "Participating Broker-Dealer"), by tendering such original capital securities and executing this letter of transmittal, agrees that, upon receipt of notice from BostonFed Bancorp or the Trust of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the registration rights agreement, such Participating Broker-Dealer will suspend the sale of exchange capital securities pursuant to the prospectus until BostonFed Bancorp and the Trust have amended or supplemented the prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented prospectus to the Participating Broker-Dealer or BostonFed Bancorp or the Trust has given notice that the sale of exchange capital securities may be resumed, as the case may be. If BostonFed Bancorp or the Trust gives such notice to suspend the sale of the exchange capital securities, it shall extend the 90-day period referred to above during which Participating Broker-Dealers are entitled to use the prospectus in connection with the resale of exchange capital securities by the number of days during the period from and including the date of the giving of such notice to and including the date when Participating Broker-Dealers shall have received copies of the supplemented or amended prospectus necessary to permit resales of the exchange capital securities or to and including the date on which BostonFed Bancorp or the Trust has given notice that the sale of exchange capital securities may be resumed, as the case may be.

     As a result, a Participating Broker-Dealer who intends to use the prospectus in connection with re-sales of exchange capital securities received in exchange for original capital securities pursuant to the exchange offer must notify BostonFed Bancorp and the Trust, or cause BostonFed Bancorp and the Trust to be notified, on or prior to the expiration date, that it is a Participating Broker-Dealer. Such notice may be given in the space provided above and by checking the box next thereto, or may be delivered to the exchange agent at the address set forth in the prospectus under "The Exchange Offer--Exchange Agent."

     Holders whose original capital securities are accepted for exchange will not receive distributions on such original capital securities, which are due and payable after the date of such acceptance, and the undersigned waives the right to receive any such distributions on such original capital securities following such acceptance. Holders of original capital securities as of the March 15, 2001 record date for the initial distribution on April 1, 2001 will be entitled to receive such distribution.

     All authority herein conferred or agreed to be conferred in this letter of transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the prospectus, this tender is irrevocable.

                               HOLDER(S) SIGN HERE
                          (SEE INSTRUCTIONS 2, 5 AND 6)
                   (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)
      (NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

     Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for the 10.875% capital securities, series A ("original capital securities") hereby tendered or on a security position listing, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certificates and other information as may be required by BostonFed Bancorp, the Trust or the exchange agent to comply with the restrictions on transfer applicable to the original capital securities). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 5.


________________________________________________________________________________

________________________________________________________________________________
                           (SIGNATURE(S) OF HOLDER(S))
Date: ___________________________________________________________________, 1998

Name(s): ______________________________________________________________________

_______________________________________________________________________________
                                 (PLEASE PRINT)

Area Code(s) and Telephone Number: ____________________________________________

________________________________________________________________________________
                (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER(S))

                            GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 2 AND 5)

Authorized Signature: _________________________________________________________

Name: _________________________________________________________________________
                                 (PLEASE PRINT)

Date: ___________________________________________________________________, 1998

Capacity or Title: ____________________________________________________________

Name of Firm: _________________________________________________________________

Address: ______________________________________________________________________
                               (INCLUDE ZIP CODE)
Area Code and Telephone Number: _______________________________________________

                          SPECIAL ISSUANCE INSTRUCTIONS
                          (SEE INSTRUCTIONS 1, 5 AND 6)

     To be completed ONLY if 10.875% capital securities, series B ("exchange capital securities") and/or any 10.875% capital securities, series A ("original capital securities") that are not tendered are to be issued in the name of someone other than the registered holder of the original capital securities whose name(s) appear(s) above.

Issue:

[ ]        Exchange capital securities to:
[ ]        Original capital securities not tendered to:

Name: _________________________________________________________________________
                                 (PLEASE PRINT)

Address: ______________________________________________________________________

_______________________________________________________________________________
                               (INCLUDE ZIP CODE)

_______________________________________________________________________________
                (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)



                          SPECIAL DELIVERY INSTRUCTIONS
                          (SEE INSTRUCTIONS 1, 5 AND 6)


     To be completed ONLY if 10.875% capital securities, series B ("exchange capital securities") and/or any 10.875% capital securities, series A ("original capital securities") that are not tendered are to be sent to someone other than the registered holder of the original capital securities whose name(s) appear(s) above, or to the registered holder(s) at an address other than that shown above.

Mail:

[ ]        Exchange capital securities to:
[ ]        Original capital securities not tendered to:


Name: _________________________________________________________________________
                                 (PLEASE PRINT)

Address: ______________________________________________________________________

_______________________________________________________________________________
                               (INCLUDE ZIP CODE)

_______________________________________________________________________________
                (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This letter of transmittal is to be completed either if (a) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth under "The Exchange Offer--Procedures for Tendering Original Capital Securities" in the prospectus and an agent's message is not delivered or (b) certificates are to be forwarded herewith. Timely confirmation of a book-entry transfer of such 10.875% capital securities, series A ("original capital securities") into the exchange agent's account at DTC, or certificates as well as this letter of transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this letter of transmittal, must be received by the exchange agent at its addresses set forth herein on or prior to the expiration date. Tenders by book-entry transfer also may be made by delivering an agent's message in lieu of this letter of transmittal. The term "book-entry confirmation" means a confirmation of book-entry transfer of original capital securities into the exchange agent's account at DTC. The term "agent's message" means a message transmitted by DTC to and received by the exchange agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by the letter of transmittal (including the representations contained herein) and that the Trust and BostonFed Bancorp may enforce the letter of transmittal against such participant. Original capital securities may be tendered in whole or in part in the liquidation amount of $100,000 (100 capital securities) and integral multiples of $1,000 in excess thereof, provided that, if any original capital securities are tended for exchange in part, the untendered liquidation amount thereof must be $100,000 (100 capital securities) or any integral multiple of $1,000 in excess thereof.

     Holders who wish to tender their original capital securities and (i) who cannot complete the procedures for delivery by book-entry transfer on or prior to the expiration date, (ii) who cannot deliver their original capital securities, this letter of transmittal and all other required documents to the exchange agent on or prior to the expiration date or (iii) whose original capital securities are not immediately available, may tender their original capital securities by properly completing and duly executing a notice of guaranteed delivery pursuant to the guaranteed delivery procedures set forth under "The Exchange Offer--Procedures for Tendering Original Capital Securities" in the prospectus. Pursuant to such procedures: (a) such tender must be made by or through an Eligible Institution (as defined below); (b) a properly completed and duly executed notice of guaranteed delivery, substantially in the form made available by BostonFed Bancorp, must be received by the exchange agent on or prior to the expiration date; and (c) the certificates (or a book-entry confirmation (as defined above and in the prospectus)) representing all tendered original capital securities, in proper form for transfer, together with a letter of transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this letter of transmittal, must be received by the exchange agent within three New York Stock Exchange, Inc. trading days after the date of execution of such notice of guaranteed delivery, all as provided in "The Exchange Offer--Procedures for Tendering Original Capital Securities" in the prospectus.

     The notice of guaranteed delivery may be delivered by hand or transmitted by facsimile or mail to the exchange agent, and must include a guarantee by an Eligible Institution in the form, set forth in such notice. For original capital securities to be properly tendered pursuant to the guaranteed delivery procedure, the exchange agent must receive a notice of guaranteed delivery on or prior to the expiration date. As used herein and in the prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     Neither BostonFed Bancorp nor the Trust will accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a letter of transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

     2. GUARANTEE OF SIGNATURES. No signature guarantee on this letter of transmittal is required if:

          (i) This letter of transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the original capital securities) of original capital securities tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance instructions" or the box entitled "Special Delivery Instructions" above, or

          (ii) Such original capital securities are tendered for the account of a firm, that is an Eligible Institution.

     In all other cases, an Eligible Institution must guarantee the signature(s) on this letter of transmittal. See Instruction 5.

     3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Original Capital Securities" is inadequate, the certificate number(s) and/or the liquidation amount of original capital securities and any other required information should be listed on a separate signed schedule which is attached to this letter of transmittal.

     4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tenders of original capital securities will be accepted only in the principal amount of $100,000 (100 capital securities) and integral multiples of $1,000 in excess thereof, provided that if any original capital securities are tendered for exchange in part, the untendered principal amount thereof must be $100,000 (100 capital securities) or any integral multiple of $1,000 in excess thereof. If less than all the original capital securities evidenced by any certificate submitted are to be tendered, fill in the liquidation amount of original capital securities which are to be tendered in the box entitled "Liquidation Amount of Original Capital Securities Tendered (if less than all are tendered)." In such case, a new certificate(s) for the remainder of the original capital securities that were evidenced by your old certificate(s) will be sent to the holder of the original capital securities, promptly after the expiration date, unless the appropriate boxes or this letter of transmittal are completed. All original capital securities represented by certificates delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated.

     Except as otherwise provided herein, tenders of original capital securities may be withdrawn at any time on or prior to the expiration date. In order for a withdrawal to be effective on or prior to that time, a written or facsimile transmission of such notice of withdrawal must be received by the exchange agent at one of its addresses set forth above or in the prospectus on or prior to the expiration date. Any such notice of withdrawal must specify the name of the person who tendered the original capital securities to be withdrawn, the aggregate liquidation amount of original capital securities to be withdrawn, and (if certificates for original capital securities have been tendered) the name of the registered holder of the original capital securities as set forth on the certificate for the original capital securities, if different from that of the person who tendered such original capital securities. If certificates for the original capital securities have been delivered or otherwise identified to the exchange agent, then prior to the physical release of such certificates for the original capital securities, the tendering holder must submit the serial numbers shown on the particular certificates for the original capital securities to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an eligible institution, except in the case of original capital securities tendered for the account of an eligible institution. If original capital securities have been tendered pursuant to the procedures for book-entry transfer set forth under "The Exchange Offer--Procedures for Tendering Original Capital Securities" in the prospectus, the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of original capital securities, in which case a notice of withdrawal will be effective if delivered to the exchange agent by written or facsimile transmission on or prior to the expiration date. Withdrawals of tenders of original capital securities may not be rescinded. Original capital securities properly withdrawn will not be deemed validly tendered for purposes of the exchange offer, but may be untendered at any subsequent time on or prior to the expiration date by following any of the procedures described in the prospectus under "The Exchange Offer--Procedures for Tendering Original Capital Securities."

     All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by BostonFed Bancorp and the Trust, in their sole discretion, whose determination shall be final and binding on all parties. None of BostonFed Bancorp, the Trust, any affiliates or assigns of BostonFed Bancorp and the Trust, the exchange agent nor any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any original capital securities which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.

     5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this letter of transmittal is signed by the registered holder(s) of the original capital securities tendered hereby, the signature(s) must correspond exactly with the name(s) as written or, the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the original capital securities tendered hereby are owned of record by two or more joint owners, all such owners must sign this letter of transmittal.

     If any tendered original capital securities are registered in different name(s) on several certificates, it will be necessary to complete, sign and submit as many separate letters of transmittal (or facsimiles thereof) as there are different registrations of certificates.

     If this letter of transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to BostonFed Bancorp and the Trust, in their sole discretion of such persons' authority to so act.

     When this letter of transmittal is signed by the registered holder(s) of the original capital securities listed and transmitted hereby, no endorsement(s) of certificate(s) or separate bond power(s) are required unless 10.875% capital securities, series B ("exchange capital securities") are to be issued in the name of a person other than the registered holder(s). Signature(s) on such certificate(s) or bond power(s) must be guaranteed by an eligible institution.

     If this letter of transmittal is signed by a person other than the registered holder(s) of the original capital securities listed, the certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the certificates, and also must be accompanied by such opinions of counsel, certifications and other information as BostonFed Bancorp, the Trust or the exchange agent may require in accordance with the restrictions on transfer applicable to the original capital securities. Signatures on such certificates or bond powers must be guaranteed by an eligible institution.

     6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If exchange capital securities are to be issued in the name of a person other than the signer of this letter of transmittal, or if exchange capital securities are to be sent to someone other than the signer of this letter of transmittal or to an address other than that shown above, the appropriate boxes an this letter of transmittal should be completed. Certificates for original capital securities not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

     BostonFed Bancorp and the Trust will determine, in their sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of original capital securities, which determination shall be final and binding on all parties. BostonFed Bancorp and the Trust reserve the absolute right, in their sole and absolute discretion, to reject any and all tenders determined by either of them not to be in proper form or the acceptance of which, or exchange for, may, in the view of counsel to BostonFed Bancorp and the Trust, be unlawful. BostonFed Bancorp and the Trust also reserve the absolute right, subject to applicable law, to waive any of the conditions of the exchange offer set forth in the prospectus under "The Exchange Offer--Conditions to the Exchange Offer" or any conditions or irregularity in any tender of original capital securities of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. BostonFed Bancorp's and the Trust's interpretation of the terms and conditions of the exchange offer (including this letter of transmittal and the instructions hereto) will be final and binding. No tender of original capital securities will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. None of BostonFed Bancorp, the Trust, any affiliates or assigns of BostonFed Bancorp, the Trust, the exchange agent, or any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

     7. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the exchange agent at its address and telephone number set forth on the front of this letter of transmittal. Additional copies of the prospectus, this letter of transmittal and the notice of guaranteed delivery may be obtained from the exchange agent or from your broker, dealer, commercial bank, trust company or other nominee.

     8. 31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under U.S. Federal income tax law, a holder whose tendered original capital securities are accepted for exchange is required to provide the exchange agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the exchange agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to original capital securities exchanged pursuant to the exchange offer may be subject to 31% backup withholding.

     The box in Part 2 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the exchange agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the exchange agent. The exchange agent will retain such amounts withheld during the 60 day period following the date of the Substitute Form W-9. If the holder furnishes the exchange agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60 day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the exchange agent with its TIN within such 60 day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 31% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

     The holder is required to give the exchange agent the TIN (e.g., social security number or employer identification number) of the registered owner of the original capital securities or of the last transferee appearing on the transfers attached to, or endorsed on, the original capital securities. If the original capital securities are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding.

     Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

     9. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing original capital securities have been lost, destroyed or stolen, the holder should promptly notify the exchange agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This letter of transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been followed.

     10. SECURITY TRANSFER TAXES. Holders who tender their original capital securities for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, exchange capital securities are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the original capital securities tendered, or if a transfer tax is imposed for any reason other than the exchange of original capital securities in connection with the exchange offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the letter of transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.


     Important: This letter of transmittal (or facsimile thereof) and all other required documents must be received by the exchange agent on or prior to the expiration date.

                TO BE COMPLETED BY ALL TENDERING SECURITYHOLDERS
                               (SEE INSTRUCTION 8)

-----------------------------------------------------------------------------------------------------------------------------------
                                        PAYER'S NAME: THE BANK OF NEW YORK
-----------------------------------------------------------------------------------------------------------------------------------
      SUBSTITUTE                      Part 1 - PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND      TIN:
                                      CERTIFY BY SIGNING AND DATING BELOW
                                                                                                    -------------------
                                                                                                    Social Security
                                                                                                    Number or Employer
                                                                                                    Identification
                                                                                                    Number
-----------------------------------------------------------------------------------------------------------------------------------

Form W-9                              Part 2
Department of the Treasury            Awaiting TIN [ ]
Internal Revenue Service
-----------------------------------------------------------------------------------------------------------------------------------

Payer's Request for Taxpayer          CERTIFICATION - UNDER THE PENALTIES OF PERJURY, I
Identification Number (TIN) and       CERTIFY THAT (1) the number shown on this form is my correct taxpayer identification number
Certification                         (or I am waiting for a number to be issued to me), (2) I am not subject to backup withholding either because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that
                                      I am no longer subject to backup withholding, and (3) any other information provided on
To Be Completed by All                this form is true and correct.
Tendering Securityholders
(See Instruction 8)
                                              Signature: _________________________________________

                                              Date: ______________________________________________

                                      You must cross out item (iii) in Part (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

                                                     CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

                                      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue
                                      Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me on account of the 10.875% capital securities, series B, shall be retained until I provide a taxpayer identification number to the exchange agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue
                                      Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

                                               Signature: _________________________________________

                                               Date: ______________________________________________

----------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES RESULT IN BACKUP WITHHOLDING OF 31% OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.